SUPPLEMENT DATED JANUARY 4, 2001

                              TO THE PROSPECTUS FOR

                      Retirement Plan Series Account, dated May 1, 2000

The following paragraph is added to the section "Great-West Life & Annuity Insurance Company" of the prospectus for the Retirement Plan Series Account:

Effective December 31, 2000, a corporate reorganization of Great-West Life & Annuity Insurance Company ("GWL&A") was completed. Under the new structure, GWL&A is no longer a subsidiary of The Great-West Life Assurance Company but continues to be indirectly owned by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

                      Please keep this supplement for future reference.